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                                  EVERCEL, INC.
                               1,437,500 SHARES(1)
                                  COMMON STOCK
                           ($0.01 PAR VALUE PER SHARE)

                                 ---------------
                             UNDERWRITING AGREEMENT


                                                    May 8, 2000


Burnham Securities Inc.
1325 Avenue of the Americas
New York, NY  10019

Ladies and Gentlemen:

         Evercel, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you (the "Underwriter") an aggregate of 1,250,000 shares (the "Firm Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), and, at the election of the Underwriter, up to 225,000 additional shares (the "Optional Shares") of Common Stock. The Firm Shares and any Optional Shares that the Underwriter elects to purchase pursuant to Section 3 hereof are herein collectively called the "Shares."

1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriter that:

         (a) A registration statement on Form S-3 (File No. 333-33090) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement including any pre-effective amendments thereto and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or any Rule 462(b) Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary


--------

         (1) Includes 187,500 shares subject to an option to purchase additional shares to cover over-allotments.
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prospectus, included in the Initial Registration Statement and incorporated by reference in any Rule 462(b) Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and any Rule 462(b) Registration Statement, including all exhibits thereto, including any exhibits incorporated by reference in any Rule 462(b) Registration Statement, and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or any Rule 462(b) Registration Statement at the time it became effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

         (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter for use therein. The Company acknowledges that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement;

         (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, as of each Time of Delivery (as hereinafter defined), neither the Registration Statement nor the Prospectus nor any further amendment or supplement thereto made by the Company prior to such Time of Delivery contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that these representations and warranties shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

         (d) There are not contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder which have not been described or filed as required; the contracts so described in the Prospectus to which the Company or any of its


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subsidiaries is a party have been duly authorized, executed and delivered by the
Company or its subsidiaries, constitute valid and binding agreements of the Company or its subsidiaries and are enforceable against and by the Company or its subsidiaries in accordance with their respective terms, and are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor, to the best of the Company's knowledge, any other party is in breach of or default under any of such contracts;

         (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (excluding grants of stock options under the Company's 1998 Equity Incentive Plan which in any event have not exceeded the unallocated reserve for such plan as described in the Prospectus) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change"), otherwise than as set forth or contemplated in the Prospectus;

         (f) The Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. Except as disclosed in the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary of the Company owns any real property; any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the Company owns or leases all such properties as are necessary to its operations as now conducted, except where the failure to so own or lease would not result in a Material Adverse Change;

         (g) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, each with full power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

         (h) The Company has an authorized capitalization as set forth under the heading "Capitalization" in the Prospectus, and all the issued shares of capital stock of the Company have


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been duly and validly authorized and issued, are fully paid and non-assessable, were not issued in violation of or subject to any preemptive rights, registration rights, co-sale rights or other rights to subscribe for or purchase any securities which have not been waived or satisfied and conform in all material respects to the description of capital stock contained in the Prospectus under the heading "Description of Capital Stock"; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims; except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights, registration rights, co- sale rights or other rights to subscribe for or to purchase any securities or obligation convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations; and the description of the Company's stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, options and rights;

         (i) The unissued Shares to be issued and sold by the Company to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus under the heading "Description of Capital Stock"; no preemptive rights, registration rights, co-sale rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement which have not been waived or satisfied; no shareholder of the Company has any right which has not been waived to require the Company to register the sale of any shares of capital stock owned by such shareholder under the Act in the public offering contemplated by this Agreement; and no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein;

         (j) The Company has full corporate power and authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms;

         (k) The issuance and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the


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Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Shares by the Underwriter;

         (l) There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, would, if determined adversely to the Company or its subsidiaries individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Change; no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to result in a Material Adverse Change, and neither the Company nor any of its subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

         (m) The Company and its subsidiaries possess all licenses, certificates, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted and which are material to the Company and its subsidiaries, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate if the subject of an unfavorable decision, would result in a Material Adverse Change;

         (n) KPMG LLP, who have certified certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

         (o) The consolidated financial statements and schedules of the Company, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its subsidiaries as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company and its subsidiaries for the respective periods covered thereby; such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by KPMG LLP; no other financial statements or schedules are required to be included in the Registration Statement; and the selected financial data set forth in the Prospectus under the captions "Summary Financial Data," "Capitalization" and "Selected Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement;


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         (p) Except as disclosed in or specifically contemplated by the
Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct their business as now conducted; the Company has no knowledge of any material infringement by the Company or any of its subsidiaries of trademark, trade name rights, patent rights, copyrights, licenses, trade secret or other similar rights of others; and there is no claim being made against the Company or any of its subsidiaries regarding trademark, trade name, patent, copyright, license, trade secret or other infringement;

         (q) The Company and each of its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or any of its subsidiaries which would reasonably be expected to result in a Material Adverse Change;

         (r) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an investment company, as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (s) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

         (t) Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, (ii) made any payment to any foreign, federal or state governmental officer or official, or other person changed with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, or (iii) violated any provisions of the Foreign Corrupt Practices Act of 1977, as amended;

         (u) The Company has not taken and will not take, directly or indirectly through any of its directors, officers or controlling persons, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (v) The Common Stock has been registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); the Company is not required to take any further action for inclusion of the Shares on the Nasdaq National Market and has received notification that the listing has been approved, subject to notice of issuance of the Shares; and the Company has no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market;


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         (w) The Company does not know of any claims for services in the nature of a finder's fee, brokerage fee or otherwise with respect to this offering for which the Company or any of the Underwriter may be responsible;

         (x) The Company has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075;

         (y) The Company and each of its subsidiaries is conducting its business in compliance with all the laws, rules and regulations of the jurisdictions in which it is conducting business. Neither the Company nor any of its subsidiaries has received any notification of any asserted present or past failure of the Company or any of its subsidiaries to comply with any such laws, rules or regulations;

         (z) (i) Each of the Company and its Subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business; (ii) neither the Company nor its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company or its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under CERCLA.;

         (aa) The Company has filed all reports it has been required to file under the Exchange Act and the rules and regulations thereunder; such reports when filed conformed in all material respects to the requirements of the Exchange Act; and none of such reports contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (bb) The Company has reviewed its operations and those of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries have been and will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company does not believe that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration


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Statement or Prospectus and (B) the Year 2000 Problem will result in a Material
Adverse Change, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and (ii) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 by a supplier, vendor, customer or material third party would not result in a Material Adverse Change; and

         (cc) The Company has not and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement and the Prospectus.

2.       [INTENTIONALLY OMITTED.]

3. SHARES SUBJECT TO SALE. (a) On the basis of the representations, warranties and agreements of the Company contained herein, and subject to the terms and conditions of this Agreement, (i) the Company agrees to issue and sell the Firm Shares to the Underwriter, and (ii) the Underwriter agrees to purchase from the Company, at a purchase price per share of $_________, the Firm Shares and (b) in the event and to the extent that the Underwriter shall exercise the election to purchase Optional Shares as provided below, (i) the Company agrees to issue and sell the Optional Shares to the Underwriter and (ii) the Underwriter agrees to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 3 that portion of the Optional Shares as to which such election shall have been exercised.

         The Company hereby grants to the Underwriter the right to purchase at its election up to 187,500 Optional Shares at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you, and the Company otherwise agree in writing, earlier than two or later than three business days after the date of such notice.

4. OFFERING. Upon the authorization by you of the release of the Firm Shares, the Underwriter proposes to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

5. CLOSING. Certificates in definitive form for the Shares to be purchased by the Underwriter hereunder, and in such denominations and registered in such names as the Underwriter may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of the Underwriter, against payment by the Underwriter or on its behalf of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Company in New York Clearing House funds, all at the office of Burnham Securities Inc., 1325 Avenue of the Americas, New York, New York 10019. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York


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time, on May 12, 2000 or such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by you in the written notice given by you of your election to purchase such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at such location as you may specify.

6.       COVENANTS OF THE COMPANY. The Company agrees with the Underwriter:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) To furnish the Underwriter with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with


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the Act, to notify you and upon your request to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its securityholders as soon as practicable, but in any event not later than fifteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158 under the Act);

         (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Shares, without your prior written consent, other than (i) the sale of the Shares to be sold by the Company hereunder, (ii) the Company's issuance of options under its option plans in amounts not in excess of the amount shown as available for future grant in the Prospectus, (iii) the Company's issuance of shares of Common Stock upon the conversion of outstanding shares of Convertible Preferred Stock and (iv) shares of capital stock issued, with at least five business days prior notice to Burnham Securities Inc., in connection with the acquisition by the Company of the assets or capital stock of another person or entity, whether directly, through merger or consolidation or otherwise, if the terms of such issuance provide that such shares of capital stock shall not be resold for a period of 180 days following the date of the Prospectus; provided, however, that the Company shall not release any party from such resale restriction without your prior written consent;

         (f) During a period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to grant options or warrants or other securities to purchase shares of Common Stock at a price less than the initial public offering price;

         (g) To furnish to its shareholders as soon as practicable after the end of each fiscal year ending after the date of this Agreement an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (h) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders generally, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the Nasdaq National Market or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information, concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a combined or consolidated basis to the extent the accounts of the Company and its subsidiaries are combined or consolidated in reports furnished to its shareholders generally or to the Commission);

         (i) To use the net proceeds acquired by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds" and in a manner such that the Company will not become an "investment company" as that term is defined in the Investment Company Act; and

         (j) Not to accelerate the vesting of any option issued under any stock option plan such that any such option may be exercised within 180 days from the date of the Prospectus.

7.       [INTENTIONALLY OMITTED.]

8. EXPENSES. The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees and the reasonable fees and expenses of counsel to the Underwriter incident to securing any required review by the NASD of the terms of the sale of the Shares; (v) the cost of preparing stock certificates;
(vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 8, Section 10 and Section 13 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.

9. CONDITION OF UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriter hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of is obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Choate, Hall & Stewart, counsel to the Underwriter, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to this Agreement, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Robinson & Cole LLP, counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Description of Capital Stock." All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are, to the best of such counsel's knowledge, fully paid and nonassessable and, to the best of such counsel's knowledge, were not issued in violation of any preemptive right, registration right, right of first refusal or other similar right to subscribe for or purchase any securities which have not been waived. The Shares have been duly authorized and when issued and paid for as contemplated by this Agreement will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus under the caption "Description of Capital Stock";

                  (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction within the United States in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of public officials and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel provide you with copies of such certificates and shall state that they believe that both you and they are justified in relying upon such certificates);

                  (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company, to our knowledge, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                  (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings, actions or suits pending or threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company; no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent which might be expected to materially adversely affect such general affairs, management, financial position, shareholders' equity or results of operations; and neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or governmental body;

                  (vi) The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) The issuance and sale of the Shares being delivered at such Time of Delivery by the Company and the performance by the Company of its obligations under this Agreement and the consummation of the transactions herein contemplated will not (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement to which the Company is a party or by which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) violate the provisions of the Certificate of Incorporation or Bylaws of the Company or (iii) violate any statute or any order, rule or regulation of the State of Delaware or of the United States (except that such counsel need express no opinion as to state securities or Blue Sky laws or as to compliance with the antifraud provisions of federal and state securities laws);

                  (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the State of Delaware or of the United States is required for the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, registration of the Common Stock under the Exchange Act, and such consents, approval, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriter;

                  (ix) To the best of such counsel's knowledge, there are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been described or filed as required;

                  (x) The statements under the captions "Liquidity and Capital Resources", "Management--Employment Agreement," "Management--Stock Option Plan," "Related Party Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present in all material respects, the information called for with respect to such documents and matters (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects);

                  (xi) Except as disclosed in the Prospectus, to the best of such counsel's knowledge, the Company has not granted any rights, warrants or options to acquire, instruments convertible into or exchangeable or exercisable for, or entered into any commitments, plans, arrangements to issue any shares of capital stock of the Company or any security convertible or exchangeable for capital stock of the Company;

                  (xii) No holders of securities of the Company have rights under the provisions of the Certificate of Incorporation or Bylaws of the Company or under any agreement filed as an exhibit to the Registration Statement which have not been waived or satisfied to the registration of shares of Common Stock or other securities because of the filing of the Registration Statement by the Company or the offering contemplated hereby;

                  (xiii) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as defined in the Investment Company Act;

                  (xiv) The Shares have been authorized for inclusion on the Nasdaq National Market, subject to notice of issuance; and

                  (xv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes and schedules thereto, or any other financial or accounting information as set forth or referred to therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

         Such counsel shall also state that they have participated in discussion with your representatives and those of the Company, and while they have not independently verified and are not passing upon and do not assume the responsibility for, the accuracy, fairness or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to such counsel's attention which gives them reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes and schedules thereto, or any other financial or accounting information as set forth or referred to therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes and schedules thereto, or any other financial or accounting information as set forth or referred to therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes and schedules thereto, or any other financial or accounting information as set forth or referred to therein, as to which such counsel need express no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed which is not filed as required.

         Such counsel shall also include a statement in such opinion as to the matters set forth in this paragraph. The Registration Statement has become effective under the Act. To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission nor has any proceeding been instituted or contemplated for that purpose under the Act. The Prospectus has been filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Act within the time period required thereby.

         (d) [INTENTIONALLY OMITTED.]

         (e) [INTENTIONALLY OMITTED.]

         (f) At 10:00 a.m., New York time, on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

         (g) (i) Neither the Company nor any of its subsidiaries have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (excluding the grant of stock options under the Company's 1998 Equity Incentive Plan which in any event have not exceeded the unallocated reserve for such plan as described in the Prospectus) or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, other than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the
Prospectus:

         (h) On or after the date hereof there shall not have occurred any of the following: (i) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal or New York authorities, (ii) an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in your judgment, to affect adversely the marketability of the Shares, or (iii) there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in your judgment, has materially and adversely affect the Company's business or earnings and make it impracticable or inadvisable to offer or sell the Shares;

         (i) The Shares to be sold by the Company at such Time of Delivery shall have been accepted for quotation, subject to notice of issuance, on the Nasdaq National Market;

         (j) Each director, executive officer, stockholder holding 3% or more of the Common Stock and holder of options or Convertible Preferred Stock that upon exercise or conversion thereof would equal 3% or more of the Common Stock shall have executed and delivered to you lock-up agreements in the form attached hereto as Annex II; and

         (k) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section, and as to such other matters as you may reasonably request.

10.      INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company will indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter through you expressly for use therein.

         (b) The Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection to the extent prejudiced by failure to notify. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable for the settlement of any action or claim affected without its written consent.

         (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall be not required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 10 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

11.      TERMINATION.

         (a) If the Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by the Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notify you that they have so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Shares.

13. EXPENSES OF TERMINATION. If this Agreement shall be terminated pursuant to Section 11 hereof, the Company shall not then be under any liability to the Underwriter except as provided in Section 8 and Section 10 hereof; but, if for any other reason this Agreement is terminated, the Company will reimburse the Underwriter for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to the Underwriter in respect of the Shares not so delivered except as provided in
Section 8 and Section 10 hereof.

14. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to you in care of Burnham Securities Inc., 1325 Avenue of the Americas, New York, New York 10019, Attention: Randolph Guggenheimer, Jr; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15.      MISCELLANEOUS.


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
         (a) This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter and the Company and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         (b) Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (d) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriter and the Company.

                                       Very truly yours,

                                       EVERCEL, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


Accepted as of the date
hereof at New York, New York

BURNHAM SECURITIES INC.


By:
   ------------------------------



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                                     ANNEX I

                             FORM OF COMFORT LETTER

                                    ANNEX II

                 FORM OF LOCK-UP AGREEMENT FOR EXECUTION BY THE
                COMPANY'S OFFICERS, DIRECTORS AND 3% SHAREHOLDERS




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